UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 8, 2013

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2013, we issued 24,000 shares of restricted common stock to each of our two newest directors, Wayne Burks and James Macchiarola, pursuant to separate restricted stock award contracts. In each case the shares are subject to forfeiture upon termination of service as a director and restrictions on transfer. The risk of forfeiture and the restrictions on transfer will lapse in 6,000 share increments one year after the company’s common stock price meets or exceeds the following price targets for a period of 20 consecutive trading days: $50, $65, $80 and $95. The shares were awarded pursuant to our 2012 Omnibus Incentive Plan.

Item 5.02 Election of Directors

Effective November 8, 2013, our board of directors elected James J. Macchiarola to fill a vacancy (Class A) on the board of directors. No arrangement or understanding exists between Mr. Macchiarola and anyone else pursuant to which he was selected as a director. The company is not a party to any current or proposed material transaction involving Mr. Macchiarola. See item 1.01 above for a description of Mr. Macchiarola’s participation in our 2012 Omnibus Incentive Plan.

Mr. Macchiarola, age 64, has since 1999 served in various positions for the Clearwater, Florida office of Orange Business Services (formerly Equant), a global information technology and communications services provider and subsidiary of Orange S.A. (formerly France Telecom S.A.). Since 2009, he has served as its vice president and head of North American equipment resales and integration services. From 2007 to 2009, he was that Company’s area sales vice president for the U.S. east coast and Canada. From 2003 to 2007, he was head of its integration services sales. From 2002 to 2003, he served as head of service operations for the Americas. From 1999 to 2003, he served as head of managed services. From 1994 to 1999, Mr. Macchiarola served as chief operating officer for Techforce, a U.S. based systems integrator. Before that he also did stints for Racal Datacom and Syncordia (1990 to 1994), AT&T Paradyne (1984 to 1990) and IBM Corp. (1969 to 1984).

Section 9. Exhibits.

10.11.	Restricted Stock Award Contract of Wayne Burks

10.12.	Restricted Stock Award Contract of James J. Macchiarola

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 13, 2013

HCI GROUP, INC.

BY:	/s/ Richard R. Allen
Name:	Richard R. Allen
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.